Exhibit 99.1

CMS ENERGY

CMS

LISTED

NYSE

Goldman Sachs Power & Utility Conference

August 11, 2015

Ludington Pumped Storage

Ray Compressor Station

Cross Winds ®Energy Park

Fourth largest in the world

#1 LDC in gas storage

#2 in renewable sales in the Great Lakes area

CMS ENERGY

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31, 2014 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company’s reported earnings in future periods.

Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

Why Invest in CMS Energy?

CMS ENERGY

Our Growth Engine

(2015-2024 Capex)

$15.5 Billion

5%- 7% EPS a growth

More “upside”

$5 bil NOT yet in Plan!

Supported By

UPSIDES create headroom

(Investment, Sales, Cost, & DIG)

PARTNERS in progress

(Customers, Regulators, & Policy Makers)

PASSION to improve for

customers AND owners

(Value, Reliability, & Environment)

SELF-FUNDED!

a Adjusted EPS (non-GAAP)

. . . . next 10 years even brighter than last 10 year record!

Simple, Perhaps Unique CMS Growth Model . . . .

CMS ENERGY

Plan

Capital investment (drives EPS growth) 5% - 7%

- O&M cost reductions -2 pts

- Sales growth - 1/2

- No “block” equity dilution -1

- Surcharges and other -11/2

Investment self-funded -5 pts

Rate increase at or below inflation <2%

. . . . drives sustainable growth.

Investment “Catch-up” . . . .

CMS ENERGY

Capex

(bils)

One of first with a ten year plan

$1.8

> $1.5 per year

“Catch-up”Capex as a Percent of Market Cap a

2005 - 2014 2015 - 2024

- CMS CMS 10% 16%

- Peers Peers 11 15

0

_ _ _ _ _

2003

2004

2005

2006

2007

2008

2009

2010

2011

2012

2013

2014

2015

2016

2017

2018

2019

2020

2021

2022

2023

2024

a Based on December 31, 2014 information percent of market cap

Source: 10K; actual amounts through 2014 smoothed for illustration

. . . . creating an opportunity for the next ten years.

Rate Base Growth . . . .

CMS ENERGY

10 Years of Growth

Rate Base

(bils)

$20

+6% /year

Depreciation

0

2014

2015

2016

2017

2018

2019

2020

2021

2022

2023

2024

Investment

2015 - 2024

Amount

(bils)

Gas Infrastructure & Maintenance $ 5.8

Electric Reliability 2.3

Smart Energy 0.4

Environmental 0.9

New Generation 1.1

Electric Maintenance 5.0

Plan Investment $15.5

. . . . drives EPS growth 5% - 7% a year.

Capex Up 45% . . . .

CMS ENERGY

2005-2014 2015-2024 Opportunity

$10.7 bil $15.5 bil $20 + bil

Organic Growth +45%

+30% Opportunity

Gas Infrastructure 27%

Electric Maintenance

Gas Infrastructure 37%

Electric Maintenance

Electric Reliability

Environ.

Smart Energy

New Generation

New Generation

Smart Energy

Electric Reliability

Percent of Mkt Cap

Environmental

– CMS 10% 16% 21%

– Peers 11 15

Renewables

Generation Capacity

Gas Infrastructure

Grid Modernization

. . . . with more opportunity and no “big bets” over ten years!

Growing the Gas Business . . . . CMS ENERGY

Capital Investment

Capex

(bils)

$ 6

$5.8

+100%

New Customers

Infrastructure

$2.9 Pipeline Integrity

Capacity & Deliverability

Civic Improvement

Compression & Storage

Smart Energy & Other

0

Last 10 Next 10

Gas Service Territory

Gas service area

Transmission line

Compressor stations

Storage fields

Freedom Pipeline Replacement

Interconnects 6.3 miles

$185 million capex

. . . . expanding one of the largest systems in the country.

O&M Cost Reductions . . . .

CMS ENERGY

2006 2014 2018

Down 7% or 2%/yr

Down 10%

$1.1 bil $1.0 bil $0.9 bil

Inflation Inflation

2% 2%

Coal to Gas Switching (Zeeland) Coal to Gas Switching (Jackson)

Smarter benefit plans “Pole Top” Hardening

Productivity/Attrition Productivity/Smart Energy

. . . . provide more “headroom” for more capital investment.

8

O&M Cost Performance . . . .

CMS ENERGY

Electric Annual Growth

(2014 over 2006)

Peer Average >5%

Consumers

- 2.7%

Source: SNL, Form 1, Electric Non-fuel O&M

O&M Cost Savings

2014 2014

& 2015 2018

(mils) (mils)

Attrition $ - 35 $ - 75

Productivity (Coal Gas) - 35 - 50

“Pole Top” Hardening - 30 - 30

Smart Meters - 5 - 25

Eliminate Waste (UA’s) - 15 - 20

Mortality Tables & Discount Rates +50 + 50

Service Upgrades +10 + 50

Net Savings $ - 60 $ - 100

Percent Savings - 6% - 10%

2% a year!

FAST START!

. . . . better than peers with substantial upside.

Sales Growth . . . .

CMS ENERGY

Our Service Territorya Outperforms

Grand Rapids Michigan U.S

Building Permits b +28% +14% +13%

GDP 15 11 8

2010 2013

Population 3 0 2

2011 2014

Unemployment 3.7 5.5 5.3

(6/15)

a Grand Rapids

b Annualized numbers thru June

Annual Electric Sales c

Industrial

Total

6%

Conservative

2%

1%

  1/2%

2010-2014 2015 - 2019

Post-Recession Future

c Weather normalized vs. prior year

. . . . planned conservatively.

Economic Growth . . . .

CMS ENERGY

Examples of New Business

Electric Gas Combination

Announcement

Bayer CropScience

• One of the world’s leading crop science companies

• Secures 70 jobs

• $50 million investment

Dicastal

Durolast Roofing

Continental Dairy Betz

GM Assembly

Plasan Enbridge

Magna-Cosma Dart

Post MSU FRIB

WKW MACI

Denso Brembo

Industries

MW

Auto 50

Food 15

Manufacturing 25

Metal 20

Petroleum 19

Plastics 19

Others 20

Total Up 168

. . . . almost 3% of additional sales growth.

No “Block Equity” Dilution . . . .

CMS ENERGY

Typical utility Model w/o NOLs

< 6%

< 5%

-1%

Rate Base Growth Dilution EPS Growth

CMS Model w/ NOLs

6% 6%

0

Rate Base Growth Dilution EPS Growth

. . . . under CMS growth model.

Simple, Perhaps Unique CMS Growth Model . . . .

CMS ENERGY

Plan Opportunity

Capital investment (drives EPS growth) 5% - 7% 6% - 8%

- O&M cost reductions -2 pts Short-term

- Sales growth -  1/2 ROA return

- No “block” equity dilution -1 and/or

- Surcharges and other -1 1/2 Long-term

Investment self-funded -5 pts Replace PPAs

Rate increase at or below inflation <2% <2%

. . . . drives sustainable growth.

PPAs (2,000 MW) Create Unique Opportunity for . . . .

CMS ENERGY

PPA vs Owned Capacity

30%

10%

5%

Peers CMS Today CMS Future

Opportunity 2,000 MW

$2 Bil Investment Amount

(mils)

PPAs $(650)

New Gas Build 650

Annual Customer Impact zero

. . . . more capacity investment, without increasing bills.

ROA (800 MW) Creates Unique Opportunity for . . . .

CMS ENERGY

Potential Return

800 MW

“One-Way Door”

Decision

Build

Decision

Today Future

Opportunity

$150 million subsidy

0.02% of customers on ROA (~300 customers)

Could lower rates 4% for everyone if all returned

Build new generation capacity, funded by return

. . . . more capacity investment, without increasing bills; 10% return worth five years of growth.

Capacity & Energy Price Increases . . . .

CMS ENERGY

Was Now Future Scenarios

(mils) (mils) (mils)

+ $25 – $50 $65

Energy more

Capacity $55

$40

$35

$15

$5

Capacity price < $0.50 $2.00 $4.50 $7.50

($ kW per month) (Prior) (Forecast) (CONE)

New Business

• Long-term Energy

• 250 MW at $4.00 per kWm (6/14)

• 250 MW $5.75 per kWm (4/15)

•Recent Capacity

• Long-term > $3.30

• Near-term $4.50

Upside: Capacity and energy contracts layered in over time

. . . . adding value to our “DIG” plant.

Rate Cases .. . . .

CMS ENERGY

Gas (mils)

$21 $85

$64

Investment Cost of Capital, Filed 7/17

Upgrades, &

Other

Electric Track Record

Date Step Amount

(mils)

May 2013 Settlement $ 89

2014 Stay Out --

June 2015 Self-implement

Dec. 2015 Order expected 110

2 1/2 years

since last order!

. . . . fair and timely.

Electric Customer Prices . . . .

CMS ENERGY

Residential Bills

20%

Worse

National Avg

Residential bills well below U.S. average

Better (13)% (13)%

Rates Rates & Fuel (17)%

Rates & Act 169

-20

2013 2014 2015 2016 Plus

Industrial Rates

30% 26%

Worse Rates

Rates & Fuel

Midwest Avg 4%

Industrial rates improving rapidly Flat

Policy could eliminate gap (8)%

Better

-30

2013 2014 2015 2016 Plus

. . . . affordable for residential and improving for industrial customers.

Customer Satisfaction . . . .

CMS ENERGY

Electric

1st Quartile #4

2nd Quartile

#6

3rd Quartile

4th Quartile

Present

2010 2012 2014 Rank 2016

Residential Business

Gas

#3

1st Quartile

2nd Quartile

#9

3rd Quartile

4th Quartile

Present

2010 2012 2014 Rank 2016

Residential Business

. . . . continues to improve rapidly.

CMS Energy. . . .



7% CAGR
+5% to +7% /year
Recession
Recession
Help
Hurt
We work with anyone and in any condition
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Future
Cold winter
Mild summer
Hot summer
Warm winter
Mild summer
Cold winter
Summer-"less"
Hot summer
Hot summer
Warm winter
Mild summer
Polar vortex
Cold Feb.
Governor (D)
Governor (R)
Commission (D)
New Commission (D)
Commission (R)

. . . . consistent growth through recession, adverse weather, changing policy leaders . . . .

20

Michigan Energy Law . . . .

CMS ENERGY

“Retail Open Access”

Efficiency

Renewables

Sen. Nofs

Keep “cap”

3-year capacity requirement, “one way door” No subsidy

1%/yr waste reduction through 2018

Gov. Snyder

Keep “cap”

5-year capacity requirement “Fair choice” No subsidy

Eliminate 15% energy waste

Rep. Nesbitt

End “ROA”

Fully regulated

Repeal present program

IRP process

. . . . builds off the 2008 law, adding growth opportunities.

Constructive Regulation . . . .

CMS ENERGY

Commission

John Quackenbush (R),

Chairman

Term Ends: July 2, 2017

Sally Talberg (I)

Term Ends: July 2, 2019

Norm Saari (R)

Term Ends: July 2, 2021

Newly appointed!

Tier 1 State Ranking

1

2

3

4

5

6

8

20

9

6

Michigan ranked #1

Barclays Research, 2015 state rankings

. . . . is supported by a quality Commission and a strong Law.

CMS Energy Consistent Growth . . . .

CMS ENERGY

Future Shines Bright a

EPS a

$2.50

+5% to +7% / year

+7% /year

Last 7 Years

Next 5 Years

a Adjusted EPS (non-GAAP)

Sustainable Future Growth

Past Performance Next 5 Years

Investment (bils) (2010-2014) $6.4 $7.6 Capacity Op!

O&M Reductions (2006-2014) (10)% (7)% Conservative

Sales Growth (2010-2014) +1% + 1/2 % Conservative

Energy Policy 2008 Law Improved Law

. . . . even easier, with lots of upsides.

Appendix

Clean Power Plan . . . .

CMS ENERGY

Lbs CO2 (per MWh) 2500

(Preliminary -- Emission Rate)

Consumers Energy 2005 Baseline

Retire 950 MW coal

State of Michigan Target

Projected outlook with 20% renewables --investment not yet in Plan

0

2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030

. . . . positioned well for compliance.

Capacity Diversity . . . .

CMS ENERGY

Oil 6%

Nuclear 8%

Renewables 9%

Pumped Storage 11%

2014

Coal 34%

Gas 32%

Oil 6%	Nuclear 8%
Renewables 3%
Pumped Storage 11%		2005	Coal 41%
		Gas 31%

Oil 6%	Nuclear 8%
Purchases 3% Renewables 10%		Coal 24%
2017
Pumped Storage 12%	Gas 37%

. . . . evolving to cleaner generation while becoming more cost competitive.

MISO Zone 7 Capacity . . . .

CMS ENERGY

2016 Forecasted Shortfall (MW)

Annual MISO Survey

June 2014		June 2015
	CMS & DTE Purchase IPPs
	New Build
	Lower Demand
-3,000		-1,300

Source: MISO

Impact

• New capacity to meet shortfall not assumed

• More upside to $15.5 billion capex plan

• Creates upside pressure in capacity prices -- DIG opportunity

. . . . shortfall expected to be 1,300 MW.

Generation Strategy: New Supply Sources . . . .

CMS ENERGY

Levelized cost

of new build

(¢/kWh)

25

New Build

Consumers Energy Sources

22¢
15¢
12¢
11¢
								Back-up	10¢
				7¢	6¢	8¢			7¢
	5¢	6¢	5¢			Back-up	6¢	9¢			5.5¢
			Zeeland			6¢	Cross Winds®		Big 5		Palisades
0

	Combined Cycle Gas Plant			Wind		Coal	Nuclear	Residential Solar
Gas price=	$3.00	$4.50	$6.00	W/ tax credit	W/o tax credit	W/ emission controls		Today $3.00 per watt	Future $2.00 per watt?

. . . . combined cycle gas is the most attractive new source of supply.

Operating Cash Flow Growth . . . .

Amount

(bils)

Gross operating cash flowa up $0.1 billion per year

Up $0.6

Billion

$ 2.6

2.1

1.6

1.1

0.6

0.1

(0.4)

(0.9)

$1.8

$1.9

$2.1

$2.2

$2.3

$2.5

$2.6

Interest, working capital and taxes

Investment

Cash flow before dividend

a Non-GAAP

	2014	2015	2016	2017	2018	2019	2020
NOLs & Credits	$0.7	$0.7	$0.7	$0.5	$0.3	$0.2	$0.1

. . . . up $0.6 billion or 30% over five years!

O&M “Reinvestment” Helps CUSTOMERS . . . .

CMS ENERGY

Adjusted EPS

(non-GAAP)

2014

17¢

	2015 O&M Reinvestment (mils)	2016 Savings (mils)
DIG outage	$ (8)	$ 10
Forestry	(5)	5
Donations & other	(5)	5
Total	$ (18)	$ 20

13¢

Weather	12¢
Natural Offsets	(4)
Cost & Other	5
Total	13¢

2015

Flex Items

O&M choices

Alt. financing

Plant outage

Contributions

+7% - +5%

Guidance
January	March 31	June 30	September 30	December

. . . . AND provides sustainable, premium growth for INVESTORS.

GAAP Reconciliation

CMS Energy

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2014	2015	2016	2017	2018	2019	2020
Consumers Operating Income + Depreciation & Amortization	$1,813	$1,920	$2,027	$2,145	$2,266	$2,401	$2,515
Enterprises Project Cash Flows	20	20	40	58	62	67	71
Gross Operating Cash Flow	$1,833	$1,940	$2,067	$2,203	$2,328	$2,468	$2,586
Other operating activities including taxes, interest payments and working capital	(386)	(390)	(567)	(603)	(628)	(668)	(686)
Net cash provided by operating activities	$1,447	$1,550	$1,500	$1,600	$1,700	$1,800	$1,900